TARONIS TECHNOLOGIES

Cleaner – Safer – Smarter

Forward Looking Statements

This presentation forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Acetylene: The Everyday Threat

•Acetylene is the most prevalent metal cutting fuel used within ports today. Acetylene is commonly used for the following applications:

- •Infrastructure maintenance.
- •Shipping maintenance, repairs and rebuilding.
- •Ground shipping and rail system repairs and maintenance.
- •Large-to-medium scale demolition, deconstruction.
- •Medium to heavy manufacturing.
- •Scrap metal recycling and reclamation.
- •Storage facility maintenance.
- •Oil and gas refineries.
- •Electric utility repairs and maintenance.


DANGER
ACETYLENE


ACETYLENE
ACETYLENE
ACETYLENE
ACETYLENE
ACETYLENE

Acetylene Accidents Have Led to Tragedy

Notable recent fatal incidents involving acetylene in global ports:

DATE	CITY	COUNTRY	FATALITIES	INJURIES
30/01/2019	ISTANBUL	TURKEY	2	11
28/11/2018	ZHANGJIAKOU	CHINA	23	22
3/11/2016	GADDANI	PAKISTAN	37	58
15/08/2015	TIANJIN	CHINA	165	721
25/11/2011	CORK	IRELAND	2	1
25/01/2005	AMBOY PERTH	USA	3	8
25/06/2005	ST LOUIS	USA	0	0

TRANSPORT FOR LONDON
EVERY JOURNEY MATTERS

Transport for London (TfL) banned the use of acetylene in July 2007 after 15 disruptive explosions or fires affected public transportation in the first half of 2007.

Acetylene Explosion: Istanbul, Turkey 2019





Global shipping and logistics provider.



Acetylene Explosion: Tianjin China 2015







Global chemical manufacturer.

Acetylene Explosion: Amboy Perth, NJ, USA 2006


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Top 10 US Industrial Gas Distributor

Acetylene Fire: St Louis, MO, USA 2005


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Top 3 Global Industrial Gas Conglomerate

Acetylene Manufacturing Issues

Production is Hazardous:

•Calcium Carbide (CaC2) is a key ingredient in acetylene. Highly toxic, contains arsenic and other pollutants.

•CaC2 forms explosive metals when exposed to copper, brass, mercury or silver. Highly explosive when combined with water.

Production is Environmentally Irresponsible:

•Lime waste stream is a key by product, harmful to humans if inhaled or contacted.

•Acetylene plants use 3,500-7,000 gallons (13,000-27,000 liter) per hour of fresh water.

•Acetylene production contaminates 3BN gallons (24.4BN liters) annually.





MagneGas Production is Environmentally Responsible

MagneGas Production Has a Minimal Environmental Footprint


COLTRI SUB

- MagneGas has no harmful byproducts in our gas production process.

- Our manufacturing process generates no harmful emissions or waste streams.

- Our process can eliminate pollutants and convert them to clean energy.

- Common waste stream we can convert to our fuel products: diesel, motor oil, thinning agents ethanol, medical grade alcohols, butanol, vegetable oils, and anti-freeze products.

MagneGas is A Safer Cutting Fuel

•MagneGas2™ requires 4.5% by volume to ignite vs. 2.5% for acetylene for lower explosive limits (LEL).

•MagneGas upper explosive limits is 53%, vs. acetylene at 100%.

•Our gas naturally dissipates into the atmosphere as some of its primary components are lighter than air.

•The Compressed Gas Association has determined that MagneGas2™ is not toxic.



Introduction

- Taronis is the god of thunder and lightning in the ancient Celtic mythology. We feel this is a strong reference to our core technology, centered on the power of the plasma arc.
- Taronis is also associated with the wheel, which also linked to the modern concept of a sustainable, circular economy.
- Taronis is now a technology-based resource conservation company.
- We help address global constraints on two of our most precious resources: fuel and water.

Corporate Summary

Founded in 2007, based in Phoenix, Arizona. 130 Employees.
22 Distribution locations: California, Texas, Louisiana, Florida.

Taronis has two core technology applications:

1) Renewable Fuel Gasification
2) Water Decontamination

30+ years to develop by MIT & Harvard faculty. Deep IP patent protected portfolio. Multiple trade secrets.

- ✓ Commercially active & rapidly scaling US gasification business.
- ✓ Fluid decontamination launched grant-funded pilot Q4 2017.
- ✓ Launched European grant funded biofuels pilot Q3 2018.

As a key component of our rebranding, Taronis has developed a new corporate mission statement:

Cleaner: All aspects of our technology offer a superior alternative to prevailing industrial solutions when it comes to environmental footprint and human health.

Safer: Every measurable aspect of our technology also offers a demonstrably safer alternative to the incumbent solutions on the market today.

Smarter: We strive to deliver the simplest, most robust technological solution for the most pressing global needs facing humanity today.


High Heat Area
Granite Venturi
Granite Venturi
Electrode
Plasma Arc
Electrode
Gasificatio n Zone

Submerged Plasma Arc Flow System Overview

- Our patented system enables fluid to efficiently pass through a submerged plasma arc.
- To create a synthetic fuel, the fluid must contain hydrogen and oxygen, carbon supply can be facilitated by the electrodes.
- As the fluid passes through the arc, hydrogen, carbon and oxygen molecules are liberated and gasified.
- A wide range of feedstocks can produce different gases, with differing flame and heating properties.
- Typically, our fuels are 40-60% ionized hydrogen and 30-40% other synthetic hydrocarbon and carbon compounds.

Independent Technology Validation

RESEARCH ORGANIZATION	TESTING	REPORT PRODUCED
ATLANTIC ANALYTICAL	GAS COMPOSITION	GAS ANALYSIS REPORT
CALIBRATION TECHNOLOGIES	GAS COMPOSITION	GAS DENSITY MEASUREMENT TEST RESULTS
CHEMIR	GAS FEEDSTOCK TESTING	GAS CHROMATOGRAPHY AND MASS SPECTROMETRY ANALYSIS OF FEEDSTOCK SAMPLES
CITY COLLEGE OF NEW YORK	GAS REACTIVITY	MAGNEGAS FLAME TEMPERATURE RESEARCH RESULTS
CONSCI	GAS COMPOSITION	GAS COMPOSITE CERTIFICATE OF ANALYSIS
DEKRA	GAS REACTIVITY	ADIABATIC COMPRESSION AND SHOCK SENSITIVITY TESTING FOR MAGNEGAS
DEKRA	GAS REACTIVITY	INVESTIGATION INTO POSSIBLE CAUSES FOR ENEREGY RELEASE
DEKRA	GAS REACTIVITY	REACTVITIY AND SESITIVITY RESULTS FOR MAGNEGAS2 GAS MIXTURE
DEKRA	GAS REACTIVITY	SESITIVITY TEST RESULTS - MAGNEGAS DROP TESTING
EDISON WELDING INSTITUTE	GAS APPLICATIONS	EVALUATION OF OXYFUEL GAS CUTTING FUELS
ELEMENT MATERIALS TECH	GAS COMPOSITION	REFINERY GAS ANALYSIS
GAS TECHNOLOGY INSTITUTE	GAS COMPOSITION	MAJOR COMPONENT ANALYSIS BY GAS CHROMATOGRAPHY
GEORGIA TECH	GAS REACTIVITY	HEAT OF REACTION AND ADIABATIC FLAME TEMPERATURE
GEORGIA TECH	GAS REACTIVITY	MAGNEGAS SPARK IGNITION AND DECOMPOSITION TESTS
NASA WHITE SANDS	GAS COMPOSITION	GAS COMPOSITION ANALAYTICAL REPORT I
SAYBOLT	GAS COMPOSITION	GAS COMPOSITION ANALAYTICAL REPORT II
SAYBOLT	GAS COMPOSITION	GAS COMPOSITION ANALAYTICAL REPORT III
TEXAS OIL TECH	GAS COMPOSITION	REFORMED GAS COMPOSITION BY GAS CHROMATOGRAPHY AND MASS SPECTROMETRY
UNITED STATES NAVY	GAS APPLICATIONS	ALTERNATIVE METAL HOT CUTTING OPERATIONS FOR OPACITY
WHA INTERNATIONAL	GAS REACTIVITY	PRESSUE AND ENERGY STABILITY COMPARISONS BETWEEN MAGNEGAS2 AND MAGNEGAS2B
WHA INTERNATIONAL	GAS REACTIVITY	PRESSURE AND ENERGY STABILITY MEASUREMENTS ON MAGNEGAS2

Competitive Landscape for Metal Cutting Fuels

Metal Cutting Fuels Global Market Share



Propane,
17.00%
Enhanced
Propane Blends,
2.50%
Acetylene,
80.00%
Other
Products,
0.50%

Metal Cutting Fuels Flame Temperatures



Flame Temperature, Fahrenheit
12,000
10,000
8,000
6,000
4,000
2,000
0
5,612
5,072
9,572
9,752
10,400
Acetylene
Propane
MAPP
HGX-3 Propane
Taronis

Other than Taronis, no alternative fuel solution can offer a superior flame temperature characteristics at a comparable price to acetylene or propane.

Notable Client Adoption

We have increased our customer base by 10.0X in 13 months.
We had less than 3,000 clients at the end of 2017.
We have in excess of 30,000 clients today.

European Expansion Model

Why Europe

- European Union has legislated a series of clean tech and renewable initiatives that compel companies to prioritize renewable solutions.
- This regulatory environment should enable Taronis to a adopt high-margin, lean staffing model to deliver scalable revenues to the EU.
- The port regions are the most industrialized regions in Europe. These ports each have 500+ heavy industry prospective clients for our renewable fuels.
- We currently leverage several port-focused conventions and trade platforms to gain direct access to more than 20 ports across Europe.


Three of the five largest EU ports

Port Authority	European Ranking	Global Cargo (Metric Tons)	Global Traffic (TEUs)
Rotterdam	#1	#5	#11
Antwerp	#2	#17	#14
Hamburg	#3	#29	#17
Marseille	#4	#46	#91
Amsterdam	#5	#41	NR



Why the Benelux Region?

- Netherlands is one of the leaders in renewables, clean tech.
- Rotterdam is one of the global drivers in sustainability.
- 3 of the top 5 European ports are within a few hours of each other.
- Close to European Union hubs in Brussels, Luxembourg,
- Central to other major commercial hubs in Germany, France, UK.

Management & Board of Directors

Management

Scott Mahoney, CFA
Chief Executive Officer, President and Director

Tyler Wilson, Esq.
Chief Financial Officer, Corporate Secretary

Richard Conz
EVP of Engineering and Technology Development

Jack Armstrong
EVP of International Business Development

Rafe Dean
Head of US Retail Operations

Timothy Hauck
Controller, VP of Internal Reporting

Shelley Kitts
VP of External Reporting

Board of Directors

Robert Dingess
Independent Chairman of the Board

Scott Mahoney, CFA
Chief Executive Officer, Director

Tyler Wilson, Esq.
Chief Financial Officer, Corporate Secretary

Kevin Pollack
Independent Director

William Staunton
Independent Director

Peter Molloy
Independent Director

Key Corporate Relationships

Auditors: MARCUM ACCOUNTANTS ▲ ADVISORS

Securities Counsel: COVINGTON — COVINGTON & BURLING LLP

UK Advisors: INNOVATOR CAPITAL

EU Advisors: EY Building a better working world